                                                                   EXHIBIT 99.01

First USA
Excess Spread Analysis
For the month Ending                            December-00

Card Trust                                       FUSAM 94-4   FUSAM 94-6   FUSAM 94-8   FUSAM 95-2   FUSAM 96-1   FUSAM 96-2
Size                                              $870 MM       $898MM       $602MM       $795MM       $904MM       $723MM
Securities                                       Float Rate   Float Rate   Float Rate   Float Rate   Float Rate   Float Rate
Expected Maturity                                  11/15/01      1/15/02     11/15/01      3/15/02      3/15/01      6/10/03
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Excess Spread:
  Cash Yield                                          18.05%       18.05%       18.07%       18.05%       18.05%       18.05%
     Less:  Coupon                                     7.17%        7.16%        7.04%        7.05%        6.95%        7.00%
            Serv Fees                                  1.50%        1.50%        1.50%        1.50%        1.50%        1.50%
            Net Credit Losses                          5.67%        5.67%        5.67%        5.67%        5.67%        5.67%

Excess Spread:
                             December-00               3.70%        3.71%        3.85%        3.83%        3.93%        3.88%
                             November-00               3.88%        3.89%        3.93%        4.00%        4.07%        4.05%
                              October-00               5.27%        5.27%        5.40%        5.39%        5.46%        5.43%
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3 Mth Avg Excess Spread:                               4.29%        4.29%        4.39%        4.41%        4.49%        4.45%
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Up to 34 day delinquency                               4.04%        4.04%        4.04%        4.04%        4.04%        4.04%
35 to 94 day delinquency                               2.36%        2.36%        2.36%        2.36%        2.36%        2.36%
95+ day delinquency                                    1.89%        1.89%        1.89%        1.89%        1.89%        1.89%

Payment Rate                                          13.38%       13.38%       13.38%       13.38%       13.38%       13.38%

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                                                                                                (1)
Card Trust                                       FUSAM 97-3   FUSAM 97-4   FUSAM 97-5   FUSAM 97-6   FUSAM 97-7   FUSAM 97-8
Size                                                 $602MM       $602MM       $783MM     $1,566MM       $602MM       $939MM
Securities                                       Float Rate   Float Rate   Float Rate   Float Rate   Float Rate   Float Rate
Expected Maturity                                   6/17/02      6/17/07      8/17/04      7/17/02      9/17/04      9/17/07
-------------------------------------------------------------------------------------------------------------------------------
Excess Spread:
  Cash Yield                                          18.05%       18.05%       18.05%       17.74%       18.05%       18.05%
     Less:  Coupon                                     6.88%        7.00%        6.87%        6.50%        6.89%        6.95%
            Serv Fees                                  1.50%        1.50%        1.50%        1.50%        1.50%        1.50%
            Net Credit Losses                          5.67%        5.67%        5.67%        5.67%        5.67%        5.67%

Excess Spread:
                             December-00               3.99%        3.87%        4.00%        4.06%        3.98%        3.93%
                             November-00               4.12%        4.01%        4.13%        3.97%        4.12%        4.07%
                              October-00               5.52%        5.40%        5.53%        5.37%        5.51%        5.45%
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3 Mth Avg Excess Spread:                               4.54%        4.43%        4.55%        4.47%        4.54%        4.48%
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Up to 34 day delinquency                               4.04%        4.04%        4.04%        4.04%        4.04%        4.04%
35 to 94 day delinquency                               2.36%        2.36%        2.36%        2.36%        2.36%        2.36%
95+ day delinquency                                    1.89%        1.89%        1.89%        1.89%        1.89%        1.89%

Payment Rate                                          13.38%       13.38%       13.38%       13.38%       13.38%       13.38%

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Card Trust                                       FUSAM 98-5   FUSAM 98-6   FUSAM 98-7   FUSAM 98-8   FUSAM 98-9   FUSAM 99-1
Size                                                 $783MM       $964MM       $904MM       $602MM       $747MM     $1,205MM
Securities                                       Float Rate   Float Rate   Float Rate   Float Rate   Float Rate   Float Rate
Expected Maturity                                   8/18/03      8/18/08      8/18/01      9/18/05      1/20/04      2/19/04
-------------------------------------------------------------------------------------------------------------------------------
Excess Spread:
  Cash Yield                                          18.05%       18.05%       18.05%       18.05%       18.05%       18.05%
     Less:  Coupon                                     6.85%        6.81%        6.86%        6.94%        5.35%        6.82%
            Serv Fees                                  1.50%        1.50%        1.50%        1.50%        1.50%        1.50%
            Net Credit Losses                          5.67%        5.67%        5.67%        5.67%        5.67%        5.67%

Excess Spread:
                             December-00               4.02%        4.07%        4.01%        3.93%        5.52%        4.05%
                             November-00               4.15%        4.19%        4.15%        4.07%        5.57%        4.18%
                              October-00               5.55%        5.58%        5.54%        5.46%        6.97%        5.56%
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3 Mth Avg Excess Spread:                               4.57%        4.61%        4.57%        4.49%        6.02%        4.60%
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Up to 34 day delinquency                               4.04%        4.04%        4.04%        4.04%        4.04%        4.04%
35 to 94 day delinquency                               2.36%        2.36%        2.36%        2.36%        2.36%        2.36%
95+ day delinquency                                    1.89%        1.89%        1.89%        1.89%        1.89%        1.89%

Payment Rate                                          13.38%       13.38%       13.38%       13.38%       13.38%       13.38%

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Card Trust                                       FUSAM 96-4    FUSAM 96-6   FUSAM 96-8   FUSAM 97-1   FUSAM 97-2
Size                                               $602MM       $1,039MM      $482MM       $904MM       $602MM
Securities                                       Float Rate    Float Rate   Float Rate   Float Rate   Float Rate
Expected Maturity                                   8/10/06      11/10/03      1/10/04      2/17/04      5/17/04
--------------------------------------------------------------------------------------------------------------------
Excess Spread:
  Cash Yield                                          18.05%        18.05%       18.05%       18.05%       18.05%
     Less:  Coupon                                     7.04%         6.96%        6.94%        6.89%        6.91%
            Serv Fees                                  1.50%         1.50%        1.50%        1.50%        1.50%
            Net Credit Losses                          5.67%         5.67%        5.67%        5.67%        5.67%

Excess Spread:
                             December-00               3.83%         3.91%        3.94%        3.99%        3.96%
                             November-00               3.99%         4.07%        4.10%        4.12%        4.09%
                              October-00               5.38%         5.47%        5.49%        5.52%        5.49%
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3 Mth Avg Excess Spread:                               4.40%         4.48%        4.51%        4.54%        4.51%
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Up to 34 day delinquency                               4.04%         4.04%        4.04%        4.04%        4.04%
35 to 94 day delinquency                               2.36%         2.36%        2.36%        2.36%        2.36%
95+ day delinquency                                    1.89%         1.89%        1.89%        1.89%        1.89%

Payment Rate                                          13.38%        13.38%       13.38%       13.38%       13.38%

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Card Trust                                       FUSAM 97-9   FUSAM 97-10   FUSAM 98-1   FUSAM 98-3   FUSAM 98-4
Size                                                 $602MM        $843MM       $843MM       $964MM       $843MM
Securities                                       Float Rate    Float Rate   Float Rate   Float Rate   Float Rate
Expected Maturity                                  10/17/04       1/17/01      5/18/03      6/18/01      7/18/05
--------------------------------------------------------------------------------------------------------------------
Excess Spread:
  Cash Yield                                          18.05%        18.05%       18.05%       18.05%       18.05%
     Less:  Coupon                                     6.86%         6.87%        6.77%        6.80%        6.87%
            Serv Fees                                  1.50%         1.50%        1.50%        1.50%        1.50%
            Net Credit Losses                          5.67%         5.67%        5.67%        5.67%        5.67%

Excess Spread:
                             December-00               4.01%         4.00%        4.11%        4.07%        4.01%
                             November-00               4.14%         4.13%        4.23%        4.20%        4.14%
                              October-00               5.54%         5.53%        5.63%        5.59%        5.53%
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3 Mth Avg Excess Spread:                               4.56%         4.56%        4.66%        4.62%        4.56%
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Up to 34 day delinquency                               4.04%         4.04%        4.04%        4.04%        4.04%
35 to 94 day delinquency                               2.36%         2.36%        2.36%        2.36%        2.36%
95+ day delinquency                                    1.89%         1.89%        1.89%        1.89%        1.89%

Payment Rate                                          13.38%        13.38%       13.38%       13.38%       13.38%

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Card Trust                                       FUSAM 99-2    FUSAM 99-3   FUSAM 99-4
Size                                                 $602MM        $833MM       $595MM
Securities                                       Float Rate    Float Rate   Float Rate
Expected Maturity                                   2/21/06       4/19/04      5/20/02
----------------------------------------------------------------------------------------
Excess Spread:
  Cash Yield                                          18.05%        18.05%       18.05%
     Less:  Coupon                                     6.88%         6.82%        6.85%
            Serv Fees                                  1.50%         1.50%        1.50%
            Net Credit Losses                          5.67%         5.67%        5.67%

Excess Spread:
                             December-00               3.99%         4.06%        4.02%
                             November-00               4.12%         4.18%        4.15%
                             October-00                5.51%         5.57%        5.55%
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3 Mth Avg Excess Spread:                               4.54%         4.60%        4.57%
----------------------------------------------------------------------------------------
Up to 34 day delinquency                               4.04%         4.04%        4.04%
35 to 94 day delinquency                               2.36%         2.36%        2.36%
95+ day delinquency                                    1.89%         1.89%        1.89%

Payment Rate                                          13.38%        13.38%       13.38%

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(1)  Includes effect of Series 1997-6 Net SWAP Reciepts or Payments.